SETTLEMENT AGREEMENT AND RELEASE

         This Settlement Agreement and Release (this "Agreement") is entered into this 19th day of April, 2004, by and among Reality Wireless Networks, Inc., a Nevada corporation ("RWNT"), Ned Kassouf, an individual residing in California and the Kassouf Family Trust (Ned Kassouf and the the Kassouf Family Trust being collectively referred to herein as "Kassouf"). RWNT and Kassouf shall be referred to collectively herein as the "Parties."

                                   WITNESSETH:

         WHEREAS, Kassouf (i) is the holder of a convertible promissory note executed by RWNT, as maker, in the aggregate amount of $20,000 dated May 31, 2002, a copy of which is attached hereto as Exhibit A (the "Note"), and (ii) entered into a Preferred Stock and Warrant Purchase Agreement with RWNT on or around June 20, 2002, a copy of which is attached hereto as Exhibit B (the "PSWPA") (the Note and the PSWPA shall collectively be referred to herein as the "Investment Agreements"). By virtue of the Investment Agreements, Kassouf is also entitled to receive warrants to purchase shares of the common stock of RWNT (the "Warrants"). The Note, the PSWPA and the Warrants shall collectively be referred to herein as the "Debt".

         WHEREAS, Kassouf alleges that it is currently owed approximately $23,667 by RWNT in connection with and pursuant to the Note (the "Outstanding Debt").1

         WHEREAS, RWNT and Kassouf desire to amicably settle, compromise and resolve any and all controversies and claims between themselves, including, but not limited to, all controversies and claims between themselves with respect to the Debt and the Outstanding Debt (the Debt and the Outstanding Debt shall collectively be referred to herein as the "Settlement Issues") to avoid the burden and expense of arbitration and/or litigation.

         WHEREAS, in connection with the resolution of such matters, Kassouf shall provide RWNT with a full release and settlement in accordance with the terms hereinafter set forth.

         NOW, THEREFORE, it is the desire of the Parties to state in writing the details of their agreements. For money paid and received and other valuable consideration between the Parties, it is mutually agreed as follows:

         1. Settlement of Claims against and Release of RWNT. In exchange for RWNT issuing to Kassouf 2,366,700 restricted shares of common stock of RWNT (the "Stock"), which Stock shall be issued after receipt by RWNT of this fully executed Agreement, Kassouf, on behalf of itself, its employees, affiliates and assigns, hereby fully, forever, irrevocably and unconditionally settles with, releases, remises and discharges RWNT and each of its former, current and future officers, directors, stockholders, attorneys, agents, spouses, administrators, employees and all persons acting by, through, under, or in concert with them from any and all claims, charges, complaints, demands, actions, causes of action, suits, rights, debts, sums of money, costs, accounts, reckonings,


--------
(1) The Outstanding Debt is the combination of the $20,000 face value of the Note plus $3,667 in interest, at the rate of 5% per annum, as of March 2, 2004.

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covenants,   contracts,   agreements,   promises,  doings,  omissions,  damages,
executions, obligations, liabilities, and expenses (including attorneys' fees and costs), of every kind and nature, known or unknown, which Kassouf ever had or now has against RWNT, including, but not limited to, all claims arising out of the Settlement Issues, all common law claims including, but not limited to, actions in tort, defamation, breach of contract, and any claims under federal, state or local statutes or ordinances not expressly referred to above.

         2. Issuance of the Stock to Kassouf. Promptly after the execution of this Agreement, the Group shall deliver to Kassouf certificate(s) representing the Stock or evidence of direction and authority given to the proper transfer agent to issue the Stock and to deliver such certificate(s). The Stock to be issued, when issued and delivered in accordance with this Agreement, shall be duly authorized, validly issued, fully paid, and non-assessable.

         3. Investment.

                3.1 Knowledge of Investment and its Risks. Kassouf has knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of Kassouf's investment in the Stock. Kassouf understands that an investment in RWNT represents a high degree of risk and there is no assurance that the business or operations of RWNT will be successful. Kassouf has considered carefully the risks attendant to an investment in RWNT and that, as a consequence of such risks, Kassouf could lose Kassouf's entire investment in RWNT.

                3.2 Investment Intent. Kassouf hereby represents and warrants that (i) it is acquiring the Stock for investment for his own account, and not as a nominee or agent and not with a view to the resale or distribution of all or any part of the Stock, and Kassouf has no present intention of selling, granting any participation in or otherwise distributing any of the Stock within the meaning of the Securities Act of 1933, as amended (the "Securities Act") and
(ii) Kassouf does not have any contracts, understandings, agreements or arrangements with any person and/or entity to sell, transfer or grant participations to such person and/or entity, with respect to any of the Stock.

                3.3 Accredited Investor. Kassouf is an "Accredited Investor" as that term is defined by Rule 501 of Regulation D promulgated under the Securities Act.

                3.4 Disclosure. Kassouf has reviewed information provided by RWNT in connection with the decision to acquire the Stock. RWNT has provided Kassouf with all the information that Kassouf has requested in connection with the decision to acquire the Stock. Kassouf further represents that it has had an opportunity to ask questions and receive answers from RWNT regarding the business, properties, prospects and financial condition of RWNT. All such questions have been answered to the full satisfaction of Kassouf.

                3.5 Registration. Kassouf understands that it must bear the economic risk of his investment in RWNT and the Stock for an indefinite period of time. Kassouf further understands that (i) neither the offering nor the sale of the Stock has been registered under the Securities Act or any applicable State securities laws ("State Acts") or securities laws of other applicable jurisdictions in reliance upon exemptions from the registration requirements of such laws, (ii) the Stock must be held by Kassouf indefinitely unless the sale or transfer thereof is subsequently registered under the Securities Act and any applicable State Acts, or an exemption from such registration requirements is available, (iii) RWNT is under no obligation to register any of the Stock on Kassouf's behalf or to assist Kassouf in complying with any exemption from registration, and (iv) RWNT will rely upon the representations and warranties made by Kassouf in this Agreement in order to establish such exemptions from the registration requirements of the Securities Act and any applicable State Acts or securities laws of other applicable jurisdictions.

                3.6 Transfer Restrictions. Kassouf will not transfer any of the Stock unless such transfer is exempt from registration under the Securities Act and such State Acts and securities laws of other applicable jurisdictions, and, if requested by RWNT, Kassouf has furnished an opinion of counsel satisfactory to RWNT that such transfer is so exempt. Kassouf understands and agrees that (i) the certificates evidencing the Stock will bear appropriate legends indicating such transfer restrictions placed upon the Stock, (ii) RWNT shall have no obligation to honor transfers of any of the Stock in violation of such transfer restrictions, and (iii) RWNT shall be entitled to instruct any transfer agent or agents for the securities of RWNT to refuse to honor such transfers.

         4.  Representations and Warranties of the Parties.

                4.1 Authority. Each of the Parties has full power and authority to enter into this Agreement. All action on the part of each of the Parties necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of each of the Parties hereunder has been taken, and each of the Parties has all requisite power and authority to enter into this Agreement.

                4.2 Consents and Approvals; No Conflict. The execution and delivery of this Agreement by each of the Parties does not, and the performance of this Agreement by the Parties will not, require any consent, approval, authorization or other action by, or filing with or notification to, any governmental or regulatory authority. The execution, delivery and performance of this Agreement by the Parties does not (i) conflict with or violate the charter or by-laws, partnership or other governing documents of any of the Parties, or
(ii) conflict with or violate any law, rule, regulation, order, writ, judgment, injunction, decree, determination, contract or award applicable to any of the Parties.

                4.3 Effectiveness of Representations and Warranties. Each of the Parties' representations and warranties contained in this Agreement are true and correct.

         5. Miscellaneous Provisions.

                5.1 This Agreement constitutes the complete and exclusive agreement of the Parties.

                5.2 The Parties understand that this Agreement constitutes a compromise and settlement of disputed claims. No action taken by the Parties hereto, or any of them, either previously or in connection with this Agreement shall be deemed to be (a) an admission of the truth or falsity of any claims heretofore made or (b) an acknowledgement or admission by either party of any fault or liability whatsoever to the other Party or to any third party.

                5.3 Each of the Parties declares and represents that no promise, inducement or agreement which is not specifically provided in this Agreement has been made by any Party to this Agreement; that this Agreement contains the entire agreement among the Parties; and that the terms of this Agreement cannot be modified except in writing signed by all Parties hereto.

                5.4 Each of the Parties agrees not to disclose to or discuss with any person, except as where such disclosure may be required by law, court order, government agency request or subpoena, or in connection with a legal proceeding, the substance of this Agreement or matters relating to any act or omission of any Party in connection with any other Party.

                5.5 This Agreement shall be construed, interpreted and applied in accordance with the substantive laws of the State of Washington, without reference to its choice of law rules.

                5.6 Any dispute between the Parties pertaining to this Agreement shall be resolved through binding arbitration conducted by the American Arbitration Association. The Parties agree that any arbitration proceeding shall be conducted in Seattle, Washington, and consent to exclusive jurisdiction and venue there. The award of the arbitrator(s) shall be final and binding, and the Parties waive any right to appeal the arbitral award, to the extent that a right to appeal may be lawfully waived. Each Party retains the right to seek judicial assistance (a) to compel arbitration, (b) to obtain injunctive relief and interim measures of protection pending arbitration, and (c) to enforce any decision of the arbitrator(s), including but not limited to the final award.

                5.7 No Party may assign any of its rights under this Agreement without the prior consent of the other Parties, which shall not be unreasonably withheld. Subject to the preceding sentence, this Agreement shall apply to, be binding in all respects upon, and inure to the benefit of the successors and permitted assigns of the Parties. Nothing expressed or referred to in this Agreement shall be construed to give any person other than the Parties to this Agreement any legal or equitable right, remedy, or claim under or with respect to this Agreement or any provision of this Agreement. This Agreement and all of its provisions and conditions are for the sole and exclusive benefit of the Parties to this Agreement and their successors and assigns.

                5.8 All notices, demands and communications hereunder shall be in writing and personally delivered or sent by first class mail, certified or registered, postage prepaid, return receipt requested, addressed to the parties at the addresses below set forth, or at such other address as any Party shall have furnished to the other party in writing, or shall be given by telegram, telex, facsimile transmission, overnight courier or hand delivery, in any case to be effective when received, provided that actual receipt shall constitute notice regardless of method of delivery.

                  If to RWNT:             Reality Wireless Networks, Inc.
                                          120 W. Campbell Ave., Suite E
                                          Campbell, California 95008

                  With a copy to:         David M. Otto
                                          The Otto Law Group, PLLC
                                          900 Fourth Ave., Suite 3140
                                          Seattle, WA 98164

                  If to Kassouf:          Ned Kassouf
                                          Kassouf Family Trust
                                          29 Galileo
                                          Irvine, CA  92612


                5.9 If any term or provision of this Agreement or any application thereof shall be invalid or unenforceable, such term or provision shall be deemed to be severed and the remainder of this Agreement and any other application of such term or provision shall not be affected or invalidated thereby.

                5.10 This Agreement may be executed by facsimile and in one or more counterparts, all of which taken together shall constitute one and the same instrument.

                5.11 Put Option. In the event RWNT receives $2,000,000 or more through the offering of its equity securities within six (6) months from the date of this Agreement (a "Funding"), RWNT hereby irrevocably undertakes to allow Kassouf to exchange the Stock with RWNT for $23,667 (the "Put Payment"). Such option to exchange the Stock for the Put Payment shall be hereafter referred to as the "Put Option".

                (a) Duration. Kassouf shall be entitled to exercise his Put Option during a period which shall commence immediately after the signing of this Agreement and expire six (6) months thereafter (the "Put Option Period"). Upon expiration of the Put Option Period, Kassouf shall forfeit the right under this Agreement to request that his Stock be exchanged for the Put Payment.

                (b) Restrictions. Kassouf shall exercise his Put Option in whole.

                (i) Kassouf shall be deemed to have irrevocably waived any right under this Agreement in the event it has not entirely exercised his Put Option in advance of any of the following events (the "Acceleration Events"): (i) trade sale to an unrelated party of more than 50% of the stock of RWNT or of assets of RWNT representing over 50% of the value of RWNT, or (ii) any merger or split-off of RWNT, or any other similar corporate restructuring of RWNT in which RWNT is not the survivor, or (iii) winding up of RWNT or any other liquidation procedure.

                (c) Completion. Kassouf will notify RWNT (with copy to The Otto Law Group, PLLC) of Kassouf's decision to exercise the Put Option.

                (i) The exchange of the Stock for the Put Payment shall take place promptly after the notification is received by RWNT.

                (ii) RWNT shall notify Kassouf of a Funding within fifteen (15) days of the date upon which $2,000,000 has been deposited in a bank account under the direct control of RWNT.

                            [signature page follows]

         IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.


                                   REALITY WIRELESS NETWORKS, INC.



                                   -------------------------------
                                   Name:  Steve Careaga
                                   Title: CEO




                                   KASSOUF FAMILY TRUST




                                   -------------------------------
                                   Name:   Ned Kassouf
                                   Title:




                                   -------------------------------
                                   By: Ned Kassouf, Individually




                                    Exhibit A

                                    Exhibit B